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                                                                    EXHIBIT 99.2

                     CERTIFICATE OF CHIEF FINANCIAL OFFICER
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

     The undersigned, Michael J. Cunningham, Chief Financial Officer of Aeropostale, Inc. (the "Company") has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003 (the "Report").

     The undersigned hereby certifies that:

          1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this certification as of the 29th day of April, 2003.

                                               /s/ MICHAEL J. CUNNINGHAM

                                          --------------------------------------
                                                  Michael J. Cunningham
                                                 Chief Financial Officer

A signed original of this written statement required by Section 8906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.